Exhibit (21)

WACHOVIA CORPORATION

LIST OF SUBSIDIARIES AS OF 12/31/03        (1)

ABCA, Inc (Jacksonville, FL) (3)
-1005 Corp. (Charlotte, NC)
-Melbourne Atlantic Joint Venture (20%-NV) (Jacksonville, FL)

Cameron M. Harris & Co. (Charlotte, NC)
-FEFCO, Inc. (Charlotte, NC)

Capitol Finance Group, Inc. (Charlotte, NC)
-Energy Search LP (7.7%-NV) (INACTIVE)
-WBP Associates (33%-NV) (INACTIVE)

Celadon, Inc. (Charlotte, NC)

Central Fidelity Capital Trust I (Richmond, VA)

Central Fidelity Properties, Inc. (Richmond, VA)

CoreStates Holdings, Inc. (Wilmington, DE)
-Meridian Venture Partners (45.72%-NV) (Radnor, PA)
-MVP Distribution Partners (45.7237%-NV) (Radnor, PA)
-United Bancshares, Inc. (15.42%: 6.02%-V; 9.40%-NV) (Philadelphia, PA) (7)
—United Bank of Philadelphia (Philadelphia, PA) (66)

EVEREN Capital Corporation (Charlotte, NC)
-Bateman Eichler, Hill Richards, Inc. (Richmond, VA) (ACQUIRED INACTIVE)
-Bateman Eichler, Hill Richards Realty Services, Inc. (Wilmington, DE)
—Bateman Eichler, Hill Richards Housing Investors, Inc. (Wilmington, DE)
-Bateman Eichler, Hill Richards Realty Co., Incorporated (Charlotte, NC)
—BEHR Housing Investors 1980-1, L.P. (1%-NV) (Chicago, IL) **
—BEHR Housing Investors 1981-1, L.P. (1%-NV) (Chicago, IL) **
-Blunt, Ellis & Loewi, Inc. (Richmond, VA) (ACQUIRED INACTIVE)
-Boettcher & Company, Inc. (Richmond, VA) (ACQUIRED INACTIVE)
-BPL Holdings, Inc. (Richmond, VA)
—Boettcher Properties, Ltd. (Richmond, VA)
—The Boettcher 1981-2 Drilling Program, Ltd. (11%-NV) (Chicago, IL)
-Corporate Securities Group Insurance Agency of Texas, Inc. (Boca Raton, FL) (ACQUIRED INACTIVE)
-ESI Insurance Agency, Inc. of Oklahoma (0%) (Tulsa, OK) *
-JWGenesis Capital Markets, Inc. (Boca Raton, FL) (INACTIVE)
-JW Genesis Financial Group, Inc. (Boca Raton, FL) (ACQUIRED INACTIVE)
-J. W. Genesis Financial Services Insurance Agency of Massachusetts, Inc. (Boca Raton, FL) (ACQUIRED INACTIVE)
-KSI Insurance Agency, Inc. of Ohio (0%) (Chicago, IL) *
-Lovett Underwood Neuhaus & Webb, Inc. (Richmond, VA) (ACQUIRED INACTIVE)
-PFS General Agency of Texas, Inc. (0%) (Dallas, TX) *
-Prescott, Ball & Turben, Inc. (Richmond, VA) (ACQUIRED INACTIVE)
-Wachovia Capital Markets, LLC (Charlotte, NC)
-Wachovia Securities Holdings, LLC (Charlotte, NC)
—Wachovia Securities Financial Holdings, LLC (62%) (Richmond, VA)
—Bache Insurance Agency, LLC (New York, NY) (ACQUIRED INACTIVE)
—Bache Insurance Agency of Alabama, LLC (New York, NY)
—First Clearing, LLC (Glen Allen, VA)
—Prudential Securities Insurance Agency of Puerto Rico, Inc. (Hato Rey (San Juan), Puerto Rico)
—PSI Partners, LLC (New York, NY)
—Wachovia Securities, LLC (Richmond, VA)
—Bache Insurance Agency of Texas, Inc. (New York, NY) (ACQUIRED INACTIVE) **
—Bache Insurance Agency of Oklahoma, Inc. (New York, NY) **
—MicroInvestors, LLC (20%-NV) (Charlotte, NC)

—TCIG NC State Credit Fund, LLC (Charlotte, NC)
—Boxer Building LLC (99.99%-NV) (Charlotte, NC)
—TRG Holdings, LLC (24.99%-NV) (Charlotte, NC)
—Tech Resources Group, Inc. (22%) (Raleigh, NC)
—Wachovia Securities (Argentina) LLC (Buenos Aires, Argentina)
—Wachovia Securities (Brasil) Ltda. (0.01%) (Sao Paulo, Brazil) (38)
—Wachovia Securities (Brasil) Ltda. (99.99%) (Sao Paulo, Brazil) (38)
—Wachovia Securities (Chile) LLC (Santiago, Chile)
—Wachovia Securities (Montevideo) Usuaria de Zona Franca S.A. (Montevideo, Uruguay)
—Wachovia Securities (Uruguay) S.A. (Montevideo, Uruguay)
—Wexford Clearing Services, LLC (New York, NY)
—Wheat First Butcher Singer Private Equity Fund, Limited Partnership (1%-NV) (Richmond, VA) **
—Wachovia Securities Financial Network, LLC (Richmond, VA)
—WS Insurance Agency of Wyoming, LLC (Casper, WY)
—WS Insurance Services, LLC (Richmond, VA)
—WS Insurance Services of Massachusetts, LLC (Boston, MA)

Evergreen FPS, Inc. (Charlotte, NC)
-Evergreen Hedged Specialists Fund, Accredited, L.P. (Charlotte, NC) ** (39)
-Evergreen Market Neutral Fund, Accredited, L.P. (Charlotte, NC) ** (49)
-Evergreen Private Equity Fund, L.P. (1%-NV) (Charlotte, NC) ** (16)
-Evergreen Private Equity Fund II, L. P. (1%-NV) (Charlotte, NC) **
-Evergreen Private Investment Funds-Absolute Return Fund, Accredited, L.P. (1.01%-NV) Charlotte, NC) **
-Evergreen Private Investment Funds Hedged Equities Super Accredited, L. P. (0.23%-NV) (Charlotte, NC) ** (17)
-Evergreen Private Investment Funds Hedged Technology Fund, Accredited, L. P. (0.87%-NV) (Charlotte, NC) ** (20)
-Evergreen Private Investment Funds Multi-Strategy Accredited, L. P. (1.27%-NV) (Charlotte, NC) ** (18)
-Evergreen Private Investment Funds Multi-Strategy Super Accredited, L. P. (0.10%-NV) (Charlotte, NC) ** (19)
-Evergreen Private Investment Funds—ULQ, LP (0.90%-NV) (Charlotte, NC) **

Farmington, Incorporated (Charlotte, NC)

FCC-PR, Inc (Philadelphia, PA) (3)

Fidelcor Business Credit Corporation (Philadelphia, PA)

Financial Life Insurance Company of Georgia (Atlanta, GA) (ACQUIRED INACTIVE)

First American Service Corporation (Roanoke, VA)
-Long, Travers & FASC (40%-NV) (Springfield, VA)
-New Rivers Towers Limited Partnership (NV) (Annandale, VA) (INACTIVE)
-Woodlawn Joint Venture (40%-NV) (Woodbridge, VA) (INACTIVE)(15)

First Atlanta Lease Liquidating Corporation (Atlanta, GA) (INACTIVE)

First Union Capital I (Wilmington, DE)

First Union Capital II (Wilmington, DE)

First Union Capital III (Wilmington, DE) (UNACTIVATED)

First Union Commercial Corporation (0.97900%) (Charlotte, NC) (9)

First Union Community Development Corporation (Charlotte, NC)
-Headhouse Retail Associates, L.P. (99.99%-NV) (Philadelphia, PA)
-Housing Equity Fund of Virginia I, L.P. (6.945%-NV) (Richmond, VA)
-Parkchester Limited Partnership (99%-NV) (Roanoke, VA)
-Roanoke Community Development Corporation (27.778%) (Roanoke, VA) (INACTIVE) (6)

First Union Institutional Capital I (Wilmington, DE)

First Union Institutional Capital II (Wilmington, DE)

First Union Life Insurance Company (Charlotte, NC)

First Union Title Corporation (Atlanta, GA)
-Wachovia/Maher Partners (50%) (Wayne, PA)

Forum Capital Markets, LLC (Old Greenwich, CT) (INACTIVE)

Franklin Capital Associates III, L.P. (6.60%-NV) (Franklin, TN)

FUNC Holdings, Inc. (Jacksonville, FL)
-GreenLink LLC (Jacksonville, FL)
-GreenLink Alabama Title Services, LLC (Jacksonville, FL)

ISC Realty Corporation (Charlotte, NC)
-New Heritage Place, LLC (49%) (Charlotte, NC)
-Claire Tower, LP (0.50%) (Greensboro, NC) (ACQUIRED INACTIVE)

Jefferson Properties, Inc. (Charlottesville, VA)

Johnson Lane Space Smith Corporation, The (Charlotte, NC)
-Rhodes-Jennings Building, Inc. (Charlotte, NC)
—Rhodes-Jennings Building Investors Limited Partnership (Charlotte, NC)

McGlinn Capital Management, Inc. (Wyomissing, PA)
-Berks Fixed Income Fund (Wyomissing, PA) **
-Berkshire Partners (Wyomissing, PA) **
-Colonial Investment Group (Wyomissing, PA) **
-Oaks Investment Group (Wyomissing, PA) **
-Pagoda Income Partners (Wyomissing, PA) **
-Pooled Municipal Bond Fund (Wyomissing, PA) **
-Van Reed Growth Fund (Wyomissing, PA) **

Meridian Investment Company (Malvern, PA) (INACTIVE)

OFFITBANK Compass Fund, Inc. (70%) (ACQUIRED INACTIVE)
-OFFITBANK Compass Fund, L.P. (ACQUIRED INACTIVE)
OFFITBANK Cross Market Fund, Inc. (ACQUIRED INACTIVE)
-OFFITBANK Cross Market Fund, L.P. (ACQUIRED INACTIVE)
OFFITBANK Derivatives, Inc. (New York, NY)
OFFITBANK Energy Fund, Inc. (New York, NY)
-OFFIT Energy Income Fund, L. P. (0.97%-NV) (New York, NY) **
OFFITBANK Greater China, Inc. (ACQUIRED INACTIVE)
-CVO Greater China Partners, L.P. (90%) (ACQUIRED INACTIVE)
OFFITBANK Latin America Fund, Inc. (New York, NY)
-OFFITBANK Latin America Income Fund, L.P. (1.01%-NV) (New York, NY)**
OFFITBANK M-R Securities Fund, Inc. (ACQUIRED INACTIVE)

Signet Student Loan Corporation (Richmond, VA)

Silas Technologies, Inc. (Winston-Salem, NC) (INACTIVE)

Structured Credit Partners, LLC (New York, NY)

Synthetic Fixed-Income Securities, Inc. (Charlotte, NC)

The Fairfax Corporation (Charlotte, NC)
-Real Estate Consultants of the South, Inc. (Charlotte, NC)

The Money Store Holdings Limited (INACTIVE) (London, England)
-The Money Store Advertising Services Limited (INACTIVE) (London, England)
-The Money Store Limited (INACTIVE) (London, England)

TRSTE, Inc. (Charlotte, NC)

TRSTE II, Inc. (Nashville, TN)

Tryon Management, Inc. (Charlotte, NC)

United Bancshares, Inc. (100%-NV) (Philadelphia, PA) (7)

Union Hamilton Reinsurance, Ltd. (Hamilton, Bermuda)
—Besso Holdings Limited (49.49%) (London, England)
—Besso Limited (London, England) (66)
—CBC UK Limited (London, England) (66)
—Global Flying Insurance Brokers Limited (London, England) (66)
—Waterborne Underwriting Agency Limited (51%) (London, England) (66)

Wachovia Bank, National Association (Charlotte, NC)
— 349-59 Lenox LLC (99.99%-NV) (Mount Vernon, NY)
— Andalusia Senior Housing, L. P. (99%-NV) (Levittown, PA)
— Arbor Glenn L.P. (99%-NV) (Roanoke, VA)
— Bacon Housing, L.P. (99%-NV) (Richmond, VA)
— Barrett Place Limited Partnership (99%-NV) (Wake Forest, NC)
— Barrett Place II Limited Partnership (99.99%-NV) (Raleigh, NC)
— Barry, Evans, Josephs & Snipes, Inc. (Charlotte, NC) (23)
—Mecklenburg Securities Corporation (Charlotte, NC) (23)
—First Union Insurance Group Trust I (Charlotte, NC) *
— Bart, Inc. (Jacksonville, FL)
—Monument Street Funding, Inc. (1.2979%) (Roseville, CA) (42)
—The Money Store, LLC (1.55%) (Roseville, CA) (21)
—Wachovia Asset Funding, LLC (4.30%) (Charlotte, NC) (58)
— Beechridge Limited Partnership (99%-NV) (Raleigh, NC)
— BGMCO PA, Inc. (Philadelphia, PA) (3)
— Bowler Housing L.P. (99%-NV) (Richmond, VA)
— BR Limited Partnership (99%-NV) (Washington, DC)
— Business Development Corporation of South Carolina (8.7%) (Columbia, SC)
— Camellia Court Apartments Limited Partnership (99.99%-NV) (Beaufort, NC)
— City Affordable Housing LLC (99.99%-NV) (Charlotte, NC)
— Congress Financial Corporation (New York, NY)
—Congress Credit Corporation (Hato Rey, Puerto Rico)
—Congress Financial Corporation (Southwest) (Dallas, TX)
—Source One Liquidation, LLC (Dallas, TX) (3)
—Congress Financial Corporation (Central) (Chicago, IL)
—Congress Financial Corporation (Florida) (Miami, FL)
—Congress Financial Corporation (New England) (Boston, MA)
—CFC Acushnet Avenue, LLC (Boston, MA) (3)
—Congress Financial Corporation (Northwest) (Portland, OR)
—Congress Financial Corporation (Southern) (Atlanta, GA)
—Congress Financial Corporation (Western) (Pasadena, CA)
— CoreStates Capital I (Philadelphia, PA)
— CoreStates Capital II (Philadelphia, PA)
— CoreStates Capital III (Philadelphia, PA)
— CT I Limited Partnership (99%-NV) (Raleigh, NC)
— CTB Realty Ventures XXI, Inc. (Shelton, CT) (3)
— Danville Community Development Corporation (13%) (Danville, VA)
— Evergreen Investment Company, Inc. (Charlotte, NC)
—EIMCO Trust (99%) (Boston, MA) (30)
—Evergreen Investment Management Company, LLC (Boston, MA)
—Evergreen Advisors LLC (INACTIVE) (Boston, MA)
—Mentor Perpetual Advisors, LLC (50%) (INACTIVE) (Richmond, VA)
—Evergreen Service Company LLC (Boston, MA)
—Evergreen Financing Company, LLC (Boston, MA) (23)
—Evergreen Hedged Specialists Fund, Accredited, L.P. (Charlotte, NC) (39)
—Evergreen Market Neutral Fund, Accredited, L.P. (Charlotte, NC) (49)
—J. L. Kaplan Associates, LLC (92.10%) (Boston, MA)
—Evergreen Asset Management Corp. (Boston, MA)
—EIMCO Trust (1%) (Boston, MA) (30)
—Evergreen Investment Services, Inc. (Boston, MA)
— Equitable Realty Associates, L. P. (99%-NV) (Yonkers, NY)

— Fairfax County Redevelopment and Housing Authority/HCDC One L.P. (99%-NV) (Fairfax, VA)
— FFBIC, Inc. (Wilmington, DE)
—Monument Street Funding, Inc. (6.4843%) (Roseville, CA) (42)
—Wachovia Preferred Realty, LLC (1.8%) (Roseville, CA) (50)
— FFL Services Corporation (Newark, NJ)
— Fifth and Market Corporation (Philadelphia, PA)
— Financial World Funding Corp. (Charlotte, NC)
— First Bank of Florida Mortgage Corp. (ACQUIRED INACTIVE)
— First Card Corporation (Charlotte, NC)
— First Corporate Center, Inc. (ACQUIRED INACTIVE)
— First Fidelity International Bank (Charlotte, NC)
—First Union I, Inc. (St. Thomas, US Virgin Islands)
—Matthew International Sales, Inc. (St. Thomas, US Virgin Islands)
—Oosterpark Corporation (Charlotte, NC) (31)
—RIJK Corporation (Charlotte, NC) (31)
—Vondelpark Corporation (Charlotte, NC)(31)
— First Fidelity Urban Investment Corporation (Newark, NJ)
—Allentown Development Company, Inc. (24%) (Trenton, NJ)
— First National Properties, Inc. (Columbia, SC)
— First Penco Realty, Inc. (Philadelphia, PA)
— First Union Auto Finance, LLC (Charlotte, NC)
— First Union Auto Loan Securitization, Inc. (Charlotte, NC)
— First Union Commercial Corporation (98.11053%) (Charlotte, NC) (9)
—First Union Commercial Leasing Group, L.L.C. (1%) (Charlotte, NC) (11)
—First Union Commercial Shared Resources, LLC (Charlotte, NC)
—First Union Institutional Mortgage Services, LLC (Charlotte, NC)
—First Union Overseas Investment Corporation (Charlotte, NC)
—Multi-Risk Consultants (Thailand) Ltd. (10%) (Bangkok, Thailand)
—Union Hamilton Assurance, Ltd. (Hamilton, Bermuda)
—Sanford Leasing, LLC (24%) (Charlotte, NC) (62)
—First Union Rail Corporation (Charlotte, NC)
—Ironbrand Capital LLC (1%) (Charlotte, NC) (8)
—Railcar Investment, LLC (87.302%) (Wilmington, DE) (28)
—Transportation Equipment Advisors, Inc. (Arlington Heights, IL)
—Ironbrand Capital LLC (99%) (Charlotte, NC) (8)
—JV Mortgage Capital, Inc. (50%) (Prospect Heights, IL) (INACTIVE)
—JV Mortgage Capital, L.P. (49.5%-NV) (Prospect Heights, IL) (INACTIVE)
—National Auto Finance Company, L.P. (10%-NV) (Boca Raton, FL)
—Railcar Investment, LLC (12.698%) (Wilmington, DE) (28)
—Sanford Leasing, LLC (76%) (Charlotte, NC) (62)
—Wachovia Asset Funding, LLC (1.53%) (Charlotte, NC) (58)
— First Union Commercial Leasing Group, L.L.C. (99%) (Charlotte, NC) (11)
— First Union Direct Bank, N. A. (Augusta, GA)
— First Union Holdings, Inc. (Nashville, TN)
—First Union Financial Investments, Inc. (Nashville, TN)
—First Union Commercial Corporation (0.89872%) (Charlotte, NC) (9)
— First Union PASS Co., Inc. (Charlotte, NC)
—Pooled Auto Securities Shelf, LLC (Charlotte, NC)
— General Homes Corp. (9.205%) (Houston, TX) (3)
— Glen Royall Mill Limited Partnership (99%-NV) (Wake Forest, NC)
— Golfview Associates Limited Partnership (99%-NV) (Fayetteville, NC)
— Greenville Agricultural Credit Corporation (Winston-Salem, NC)
—The Movieplex Realty Leasing Trust (Wilmington, DE) **
— Hamilton Manor Limited Partnership (99%-NV) (Stroudsburg, PA)
— Horace Bushnell Limited Partnership (99.99%-NV) (Hartford, CT)
— Horizon Management Services, Inc. (Tulsa, OK)
— Housing Equity Fund of Virginia II, L.P. (38.5%-NV) (Richmond, VA)
— Industrial Valley Real Estate Co. (Jenkintown, PA)
— International Progress, Incorporated (Charlotte, NC)
—Mountain Falls Park, Inc. (Charlotte, NC)
— JERSEY CENTER/FIDOREO, INC. (Newark, NJ) (3)
— JPSD, Inc. (Charlotte, NC) (3)
— Lafayette Family L.P. (99%-NV) (Roanoke, VA)
— Laurel Pointe of Salisbury Limited Partnership (99%-NV) (Panama City, FL)
— Manor Ridge Limited Partnership (99.99%-NV) (Raleigh, NC)
— Martin’s Landing Limited Partnership (99%-NV) (Winter Park, FL)
— Martin’s Landing II Limited Partnership (99%-NV) (Winter Park, FL)

— Maryland Housing Equity Fund III Limited Partnership (7.7647%-NV) (Columbia, MD)
— Meridian Mortgage Corporation (Perkasie, PA)
— Meridian Properties, Inc. (Reading, PA)
— Monument Street Funding, Inc. (92.2178%) (Roseville, CA) (42)
—2-4 Potter Place Urban Renewal, L.P. (99%-NV) (Weehawken, NJ)
—Anacuitas Manor, Ltd. (99%-NV) (Austin, TX)
—Athens Rental Housing, L.P. (99%-NV) (Cordele, GA)
—Augustus Funding, LLC (48.5%) (London, England) (48)
—Bell Ridge Associates LLC (99.99%-NV) (Nashville, TN)
—Brittany Point Apartments Limited Partnership (99.90%-NV) (Martinsburg, WV)
—Bull Run Creek Associates, LLC (99.99%-NV) (Nashville, TN)
—Cimarron Estates, Ltd. (99.99%-NV) (Austin, TX)
—Centurion Funding, Inc. (Roseville, CA)
—Augustus Funding, LLC (0.5%) (London, England) (48)
—Centurion Funding, LLC (Roseville, CA)
—Monument Street International Funding-II, LLC (Roseville, CA)
—First International Advisors, LLC (50%) (London, England) (43)
—Monument Street Funding, LLC (Roseville, CA)
—Monument Street Funding-II, LLC (Roseville, CA)
—Cherokee Hills Associates LLC (99%-NV) (Nashville, TN)
—Church Street Senior Housing, L. P. (99.99%-NV) (Keansburg, NJ)
—Crestmore Village Apartments Limited Partnership (99.9%-NV) (Las Vegas, NV)
—Crestmore Village Apartments Phase II Limited Partnership (99.90%-NV) (Las Vegas, NV)
—Eastgate Properties, L.P. (99.99%-NV) (Calhoun, GA)
—Evergreen Apartments, L.P. (99.99%-NV) (Cordele, GA)
—Greystone of McDonough L.P. (99.99%-NV) (Douglas, GA)
—Hickory Hollow Senior Apartments Limited Partnership (99.90%-NV) (Altamonte Springs, FL)
—Mercy Housing Georgia I, L.L.L.P. (99.89%-NV) (Atlanta, GA) (36)
—Monument Street International Funding-I, LLC (Roseville, CA)
—First International Advisors, LLC (50%) (London, England) (43)
—Oldbridge Urban Renewal, L.P. (99%-NV) (Cherry Hill, NJ)
—One South Place, L.P. (99%-NV) (Knoxville, TN)
—Overlook at Brook Run Associates, L.P. (99.99%-NV) (Richmond, VA)
—Pendleton Pines Associates, LLC (99%-NV) (Nashville, TN)
—Ridgetop Realty Associates LLC (99%-NV) (Nashville, TN)
—Rome Rental Housing, L.P. (99%-NV) (Cordele, GA)
—Sable Point Apartments Limited Partnership (99%-NV) (Altamonte Springs, FL)
—Sable Point II Apartments Limited Partnership (99%-NV) (Martinsburg, WV)
—St. Charles Place, L.P. (99.99%-NV) (Fort Valley, GA)
—Stoneybrooke Heights Associates LLC (99.99%-NV) (Nashville, TN)
—Sundial Apartments, L.P. (99.99%-NV) (Cordele, GA)
—The Exchange Building Limited Partnership (99%-NV) (Portland, ME)
—Timberleaf Estates Limited Partnership (99%-NV) (Martinsburg, WV)
—Waterford Manor, L.P. (99%-NV) (Winter Park, FL)
—Waterford Manor II, L.P. (99%-NV) (Altamonte Springs, FL)
—West Hanover Urban Renewal, L.P. (99.99%-NV) (Yardville, NJ)
— Mulberry Corporation (Richmond, VA) (3)
—G. C. Leasing, Inc. (Richmond, VA) (3)
—North Hart Run, Inc. (50%) (Richmond, VA) (3)
—North Hart Run Joint Venture (Richmond, VA)
— MWI-2002, LLC (Charlotte, NC)
— NFPS, Inc. (Charlotte, NC) (3)
— NNI Bell Street Limited Partnership (99%-NV) (Stamford, CT)
— Orianna Street Limited Partnership (99%-NV) (Philadelphia, PA)
— PELS Funding, LLC (Charlotte, NC)
— Premium Timberland Sales, Inc. (Charlotte, NC) (3)
— Prime Direct LLC (Charlotte, NC) (UNACTIVATED)
— Questpoint L.P., Inc. (Philadelphia, PA)
— Republic Brokerage Corp. (ACQUIRED INACTIVE)
— Residential Asset Funding Corporation (Charlotte, NC)
— Retail Investment Corp., Inc. (ACQUIRED INACTIVE)
— Retail Investment Croup, LLC (Charlotte, NC) (UNACTIVATED)
— Richmond Community Development Corporation (64.71%) (Richmond, VA) **
— Roanoke Community Development Corporation (11.11%) (INACTIVE) (Roanoke, VA) (6)
— S Brooke Corporation (Richmond, VA) (3)
— Savings Associations Financial Enterprises, Inc. (48.15%) (Washington, DC)
— Senior Cottages of Shippensburg, Ltd. (99%-NV) (St. Louis Park, MN)

— Shenandoah Valley Properties L.P. (99%-NV) (Fisherville, VA)
—Craigmont II, L.P. (99%-NV) (Fisherville, VA)
—Elkmont Partners, L.P. (99%-NV) (Fisherville, VA)
—Grottoes Partners L.P. (99%-NV) (Fisherville, VA)
—Willow Lake Partners, L.P. (99%-NV) (Fisherville, VA)
— Signet Equipment Company (Baltimore, MD)
— Southwoods Limited Partnership (99%-NV) (Greensboro, NC)
— SPFE, Inc. (Charlotte, NC)
— St. Joseph’s Affordable Housing Limited Partnership (74.25%-NV) (Wayne, PA)
— Statesboro Rental Housing, L.P. (99%-NV) (Cordele, GA)
— Sullivan Investments, Inc. (Bethesda, MD)
— Wachovia Multifamily Capital, Inc. (Bethesda, MD)
— Summitt PELS Funding, LLC (Charlotte, NC) **
— SURREY DOWNS/FIDOREO, INC. (Newark, NJ) (3)
—Spring Ridge Holdings, Inc. (Reading, PA) (3)
— Sycamore Row, LLC (99%-NV) (Bronx, NY)
— Tattersall Advisory Group, Inc. (Charlotte, NC)
— TAYLORR LAKES/FIDOREO, INC. (Newark, NJ) (3)
— The Money Store, LLC (75.95%) (Roseville, CA) (21)
—ClassNotes Inc. (Sacramento, CA)
—Educaid Student Holdings, Inc. (Roseville, CA) (ACQUIRED INACTIVE)
—TMS Student Holdings, Inc. (Roseville, CA)
—HomEq Servicing Corporation (North Highlands, CA)
—Equity Insurance Agency, Inc. (Roseville, CA)
—First Union Commercial Corporation (0.01175%) (Charlotte, NC) (9)
—Integrated Capital Group, Inc. (North Highlands, CA)
—Princeton Reconveyance Services Inc. (North Highlands, CA)
—The Money Store Auto Finance Inc. (Roseville, CA)
—The Money Store/Service Corp. (Roseville, CA)
—First Union Money Store Home Equity Loan Warehouse Corp. (Roseville, CA)
—TMS Auto Holdings, Inc. (Roseville, CA)
—TMS Special Holdings, Inc. (Roseville, CA)
—TMS SPV, Inc. (Roseville, CA)
—Wachovia Commercial Mortgage Inc. (Roseville, CA)
—Wachovia SBA Lending, Inc. (Roseville, CA)
—Wachovia SBA Holdings, Inc. (Roseville, CA)
— Two APM Plaza, Inc. (89%) (Philadelphia, PA)
— Unifirst Financial Services, Inc. (ACQUIRED INACTIVE)
— Universal Master Servicing, LLC (79%) (Charlotte, NC)
— VCP-Alderman Park Partners, Ltd. (99%-NV) (Jacksonville, FL)
— WPFC Asset Funding LLC (Charlotte, NC)
— Wachovia Affordable Housing Community Development Corporation (Charlotte, NC)
—1020 Leavenworth Street Lessee Limited Liability Company (NE) (99.99%-NV) (Omaha, NE)
—110 Monastery Associates, Limited Partnership (99.99%-NV) (Braintree, MA)
—1368 Euclid Street L.P. (49.99%-NV) (Richmond, VA)
—1368 Euclid Street Tenant L.P. (99.99%-NV) (Richmond, VA)
—1515-1517 St. Johns Place, L.P. (99.99%-NV) (Brooklyn, NY)
—1700 Associates (89%-NV) (Plymouth Meeting, PA)
—3716 Third Avenue LLC (99.99%-NV) (Larchmont, NY)
—509 Vine Street, L.P. (99.99%-NV) (Philadelphia, PA)
—660 Master, LLC (99.99%-NV) (Cincinnati, OH)
—Adams at Broad Tenant L.P. (99.99%-NV) (Richmond, VA)
—Annville Housing Limited Partnership (99.99%-NV) (Lebanon, PA)
—Antioch Senior Housing Limited Partnership (99.99%-NV) (Hempstead, NY)
—Apollo Tax Credit Fund-XIV LLC (99.99%-NV) (Cleveland, OH)
—Bachon Investments, L. P. ((99.99%-NV) (Dallas, TX)
—Baltic Park State Credit Partner, L.L.C. (Charlotte, NC) (INACTIVE)
—Beechridge II, LLC (99.99%-NV) (Raleigh, NC)
—Belleview L.P. (99.99%-NV) (Richmo-nd, VA)
—Bensalem Senior Apartments, L.P. (99.99%-NV) (Lafayette Hill, PA)
—Blanton Green Associates Limited Partnership (96%-NV) (Fayetteville, NC)
—Bristow Stebbins Owners, LLC (99.99%-NV) (Larchmont, NY)
—CACC Tenant, LP ((99.99%-NV) (Norfolk, VA)
—Capital.com, Inc. (15%) (Bethesda, MD) (INACTIVE)
—Canal Walk Lofts Tenant L.P. (99.99%-NV) (Richmond, VA)
—Canal Walk Lofts II Tenant L.P. (99.99%-NV) (Richmond, VA)
—Canal Walk Lofts II L.P. (10%-NV) (Richmond, VA) (65)

—Capital Lease Funding, LLC (26.67%) (New York, NY)
—Canton Mill, LLC (98.01%-NV) (Atlanta, GA) (5)
—Cantebury of Hilliard, Ltd. (99%-NV) (Gainesville, FL)
—Carriage Court Apartments Limited Partnership (99.99%-NV) (Raleigh, NC)
—Centrum-Ironbridge Limited Partnership (99.99%-NV) (Sterling, VA)
—Century Plaza Associates, L.P. (99%-NV) (Virginia Beach, VA)
—Chapel Trust, Ltd. (99.99%-NV) (Coconut Grove, FL)
—Chatham Crossing, L.P. (99.99%-NV) (Reynoldsburg, OH)
—Cobblestone Landing, L.P. (99.89%-NV) (Roswell, GA) (2)
—Coliseum Lofts, L.P. (99.98%-NV) (Richmond, VA)
—Columbia Commons State Credit Partner, L.L.C. (Charlotte, NC) (INACTIVE)
—Creative Choice Homes IX, Ltd. (99%-NV) (Palm Beach Gardens, FL)
—Creative Choice Homes X, Ltd. (99%-NV) (Palm Beach Gardens, FL)
—Creekside at Bellemeade Limited Partnership (99.99%-NV) (Panama City, FL)
—Crosswinds Green Associates Limited Partnership (99.99%-NV) (Fayetteville, NC)
—Davenport Alley, L.P. (99.98%-NV) (Richmond, VA)
—Delaware Trust Master Tenant I LLC (99.99%-NV) (New Castle, DE)
—Desdemona Limited Partnership (99.99%-NV) (Seattle, WA)
—Downtown Revival Limited Partnership (99.99%-NV) (Philadelphia, PA)
—Elf Tenant, L.P. (99.99%-NV) (Richmond, VA)
—Ellenton Housing Associates, Ltd. (99%-NV) (Coral Gables, FL)
—Elm Lake Apartments, Ltd. (99%-NV) (Bradenton, FL)
—Emerald Park, A California Limited Partnership (99.99%-NV) (Los Angeles, CA)
—Fairfax County Redevelopment and Housing Authority/HCDC Two L.P. (99%-NV) (Fairfax, VA)
—Fairview Multifamily LLC (99.98%-NV) (Charlotte, NC) (32)
—Fall River/Bay Village Limited Partnership (99.99%-NV) (Boston, MA)
—FC CONSOLIDATED MASTER LESSEE, LLC (99.99%) (Cleveland, OH)
—Floral Oaks Apartments, Ltd. (99%-NV) (Gainesville, FL)
—Fountain Place Associates Limited Partnership (99%-NV) (Annapolis, MD)
—Franklin Ridge, LLC (99.99%-NV) (Raleigh, NC)
—Gatwick Senior Village, L. P. (98.99%-NV) (Fort Valley, GA) (54)
—Glen Arbor of Carolina, LLC (99.99%-NV) (Columbia, SC)
—Glenburn Associates Limited Partnership (99.99%-NV) (Annapolis, MD)
—Gold Rush I Apartments Limited Partnership (99%-NV) (Phoenix, AZ)
—Gold Rush II Apartments Limited Partnership (99%-NV) (Phoenix, AZ)
—Grafton 66, LLC (99.99%-NV) (Mequon, WI)
—Gramax Associates, Limited Partnership (75.49%-NV) (Virginia Beach, VA) (56)
—Greenleaf Village of Groveland, Ltd. (89%-NV) (Gainesville, FL)
—Grundy Gardens II Senior Apartments, L.P. (99.99%-NV) (Doylestown, PA)
—Hagerstown Robinwood Senior Associates, LLC (99.99%-NV) (Baltimore, MD)
—Haskell Limited Partnership (99.99%-NV) (Braintree, MA)
—Heatherwilde Estates Housing, L.P. (99.99%-NV) (Dallas, TX)
—Hilltop Preserve Limited Partnership (89.86%-NV) (Mansfield, MA) (69)
—Homes at Berlin Limited Partnership (99.99%-NV) (Annapolis, MD)
—Homes for Fredericksburg Limited Partnership (99%-NV) (Sterling, VA)
—Hub Building Limited Partnership (99.9%-NV) (Chicago, IL)
—Huntington Park Apartments Limited Partnership (99.90%-NV) (Altamonte Springs, FL)
—Jacksonville Affordable Housing, Ltd. (98%-NV) (Panama City, FL)
—Jefferson Center, L.P. (99.88%-NV) (Roanoke, VA)
—Johnston Mill Master Tenant, LP (99.99%-NV) (Roswell, GA)
—Kardon/Atlantic Associates, L.P. (99.99%-NV) (Philadelphia, PA)
—Kensington Court Apartments, LP (99.90%-NV) (Springfield, MO)
—Knox Homes, L.P. (99.99%-NV) (Brooklyn, NY)
—L & M Hoe Associates LLC (99.99%-NV) (Larchmont, NY)
—Lakewood Terrace, LP (99.90%-NV) (Springfield, MO)
—Legion Manor Associates Limited Partnership (98.99%)-NV) (Fayetteville, NC)
—Legion Manor State Credit Partner, LLC (Charlotte, NC)
—Legion Manor Associates Limited Partnership (1.0%-NV) Fayetteville, NC)
—Liberty Cove LLLP (99.99%-NV) (Tucson, AZ)
—Lincoln Square, L.P. (99.99%-NV) (Virginia Beach, VA)
—Loewen Development of Wappingers Falls, L.P. (99.99%-NV) (New Rochelle, NY)
—Longhill Grove, L.P. (99.99%-NV) (Glen Allen, VA)
—Madam C.J. Walker LLC (99.99%-NV) (New York, NY)
—Madison Meadows State Credit Partner, L. L. C. (Charlotte, NC) (INACTIVE)
—Maggie L. Walker Governor’s School Tenant, L.P. (99.99%-NV) (Richmond, VA)
—Magnolia Circle State Credit Partner, L.L.C. (Charlotte, NC) (INACTIVE)
—Magnolia Village, L.P. (98.9%-NV) (Roswell, GA) (55)

—Magnolia Walk Apartments, Ltd. (99%-NV) (Ocala, FL)
—Magnolia Walk Apartments II, Ltd. (99.99%-NV) (Ocala, FL)
—Maryland Heights, A California Limited Partnership (99.99%-NV) (Los Angeles, CA)
—Meadow Ridge Senior Apartments Limited Partnership (99.99%-NV) (Altamonte Springs, FL)
—Meadows at Brier Creek, LLC (Raleigh, NC) (99.99%-NV)
—Meridian Point Senior Apartments Limited Partnership (99.90%-NV) (Uniontown, PA)
—Midtown Square, L. P. (98.99%-NV) (Roswell, GA) (44)
—Miramar City Lights, A California Limited Partnership (99.99%-NV) (Los Angeles, CA)
—Montgomery Homes L. P. IX (99%-NV) (Kensington, MD)
—Montgomery Homes Limited Partnership X (99%-NV) (Kensington, MD)
—Monarch Place Apts. LP (99%-NV) (Columbia, SC)
—Moravian House III, LP (99.99%-NV) (Bethlehem, PA)
—MV Affordable Housing Associates Limited Partnership (99.99%-NV) (Kensington, MD)
—Oak Crest Apartments of Kannapolis, Ltd. (99%-NV) (Panama City, FL)
—Oaks at Brier Creek, LLC (Raleigh, NC) (99.99%-NV)
—ODC Selborne House Limited Partnership (99.99%-NV) (Ellicott City, MD)
—One Market Street, LLC (99.99%-NV) (San Francisco, CA)
—One SDI, Ltd. (99.99%-NV) (Dallas, TX)
—Overlook at Brook Run II Associates. L. P. (99.99%-NV) (Richmond, VA)
—Pacific Park, L.P. (99.98%-NV) (Fort Valley, GA) (47)
—Palacio Associates LLC (99.98%-NV) (Larchmont, NY)
—Parachute Factory SCP, LLC (0.01%-NV) (Richmond, VA)
—Parachute Factory, LC (1%-NV) (Richmond, VA) (68)
—Parachute Factory Tenant, LLC (99.99%-NV) (Richmond, VA)
—Parachute Factory, LC (5%-NV) (Richmond, VA) (68)
—Parkland Associates, L.P. (99%-NV) (Virginia Beach, VA)
—Parkview Heights, L.P. (99.99%-NV) (Atlanta, GA)
—Paterson Apartments Partners, L.P. (99.99%)-NV) (Fort Lee, NJ)
—Paterson Commercial Partners, L.P. (99.99%-NV) (Fort Lee, NJ)
—Paterson Commons Schools Associates, L.P. (10%-NV) (Fort Lee, NJ)
—Peppermill Partners, L. P. (99%-NV) (Atlanta, GA)
—Pleasant Valley Courtyards Housing, L.P. (99.99%-NV) (Dallas, TX)
—Railroad Y L.P. (99.98%-NV) (Richmond, VA)
—Related Club West Housing Associates, Ltd. (99.50%-NV) (Miami, FL)
—Reservoir Hill Limited Partnership IX (99%-NV) (Baltimore, MD)
—Reservoir Hill Limited Partnership X (99.99%-NV) (Baltimore, MD)
—Reservoir Hill Limited Partnership XI (99%-NV) (Baltimore, MD)
—Reservoir Hill Limited Partnership XII (99.99%-NV) (Baltimore, MD)
—Richmond Green Limited Partnership (99.99%-NV) (Nashville, TN)
—River Bay Townhomes, L.P. (99.89%-NV) (Columbia, MD)
—Riverside Urban Renewal Limited Partnership (99.99%-NV) (Boston, MA)
—Roanoke Higher Education Associates, L.P. (99.98%-NV) (Roanoke, VA)
—Roanoke TS Tenant, LP (99.99%-NV) (Roanoke, VA)
—Rose Harbor Limited Partnership (95%-NV) (Mansfield, MA)
—Rosemont Manor Ltd. (99%-NV) (Gainesville, FL)
—Sagamore Street Associates, L.P. (99.90%-NV) (New York, NY)
—Sandlewood Terrace of Ludowici L.P. (99%-NV) (Gainesville, FL)
—Saranor Apartments Limited Partnership (99.99%-NV) (Milford, CT)
—SAS-1600 Arch Street Tenant, L.P. (99.99%-NV) (Bala Cynwyd, PA)
—SDC Investments, L.P. (99.99%-NV) (Dallas, TX)
—SFT L.P. (0.99%-NV) (Richmond, VA) **
—Sea Pines, L. P. (VA) (99.99%-NV) (Norfolk, VA)
—Senior Residences of Jacksonville I Limited Partnership (99.99%-NV) (Carson City, NV)
—Senior Residences of Stillwater Limited Partnership (99%-NV) (San Antonio, TX)
—Senior Residences of West Memphis I Limited Partnership (99.99%-NV) (West Memphis, AR)
—Seventeenth Street Lofts SCP L.P. (0.01%-NV) (Richmond, VA)
—Seventeenth Street Lofts L.P. (0.01%-NV) (Richmond, VA) (67)
—Seventeenth Street Lofts Tenant L.P. (99.99%-NV) (Richmond, VA)
—Seventeenth Street Lofts L.P. (40%-NV) (Richmond, VA) (67)
—Shenandoah Hotel Associates L.P. (99.98%-NV) (Roanoke, VA) (37)
—Sheridan Place of Bradenton Ltd. (99.99%-NV) (Newberry, FL)
—SHHO, L.P. (0.01%-NV) (Roanoke, VA) **
—Shenandoah Hotel Associates L.P. (0.01%-NV) (Roanoke, VA) (37)
—Shockoe-Cary Building Tenant, L.P. (VA) (99.99%-NV) (Glen Allen, VA)
—Site 15 Affordable Associates, LLC (99.99%-NV) (Larchmont, NY)
—SK 55 Wall LLC (99.99%-NV) (New York, NY)
—South Beach Courtyard Development, Ltd. (99.99%-NV) (Surfside, FL)

—South Common I Limited Partnership (99.99%-NV) (New Haven, CT)
—SouthSide Plaza 455 Ltd., L.L.P. (99.99%-NV) (Lewisville, TX)
—Spring Brook Meadows I, LLC (82.99%-NV) (Raleigh, NC) (25)
—Spring Gate Manor Limited (99%-NV) (Gainesville, FL)
—St. Phillip Villas, L.P. (99.98%-NV) (Griffin, GA) (46)
—St. Phillip Villas State Credit Partner, L.L.C. (Charlotte, NC) (INACTIVE)
—Stanton Glenn Limited Partnership (75.49%-NV) (Washington, DC) (64)
—Stonecreek Apartments of Mooresville, Ltd. (99%-NV) (Panama City, FL)
—Strouse Adler Associates, Limited Partnership (99.99%-NV) (New Haven, CT)
—Studebaker Limited Partnership (99.99%-NV) (Brooklyn, NY)
—Summerland Heights III, L. P. (99.99%-NV) (Norfolk, VA)
—Sunset City Lights, A California Limited Partnership (99.99%-NV) (Los Angeles, CA)
—Superior Warehouse Apartments Tenant, L. P. (99.99%-NV) (Richmond, VA)
—TCB Bowling Green Limited Partnership (99.99%-NV) (Boston, MA)
—TCB Marshall Manor Limited Partnership (99.99%-NV) (Boston, MA)
—Temple City Lights, A California Limited Partnership (99.99%-NV) (Los Angeles, CA)
—The Lofts San Marco Tenant, LLC (99.99%-NV) (Jacksonville, FL)
—The Lofts San Marco, LLC (10.00%-NV) (Jacksonville, FL)
—The Reserve at Ivy Creek, L.P. (Buford, GA) (99.89%-NV)
—Todd Tenant, L. P. (99.99%-NV) (Richmond, VA)
—Triton PCS, Inc. (5.77%) (Berwyn, PA)
—TWC Eighty-Four, Ltd. (95%-NV) (Tampa, FL)
—TWC Eighty-Three, Ltd. (97%-NV) (Tampa, FL)
—TWC Ninety-Five, Ltd. (99%-NV) (Tampa, FL)
—TWC Ninety-Two, Ltd. (99%-NV) (Tampa, FL)
—TWC Seventy-Eight, Ltd. (99.99%-NV) (Tampa, FL)
—TWC Seventy-Five, Ltd. (99.99%-NV) (Tampa, FL)
—TWC Seventy-Four, Ltd. (99.99%-NV) (Tampa, FL)
—TWC Seventy-Nine, Ltd. (99.99%-NV) (Tampa, FL)
—TWC Seventy-Two, Ltd. (99.99%-NV) (Tampa, FL)
—TWC Twenty-Five, Ltd (99.99%-NV) (Tampa, FL)
—University Crossing Associates, L.P. (99.99%-NV) (Philadelphia, PA)
—Vestcor Fund XX, Ltd. (99.99%-NV) Jacksonville, FL)
—Vestcor Fund XVI, Ltd. (99.99%-NV) (Jacksonville, FL)
—Villa Biscayne of South Dade, Ltd. (99%-NV) (Panama City, FL)
—Virginia Center Associates, L.P. (99.99%-NV) (Midlothian, VA)
—Wachovia Community Development Enterprises, LLC (Charlotte, NC)
—Wachovia Community Development Enterprises I, LLC (Charlotte, NC) UNACTIVATED
—Wachovia Community Development Enterprises II, LLC (Charlotte, NC) UNACTIVATED
—Wachovia Community Development Enterprises III, LLC (Charlotte, NC) UNACTIVATED
—Wachovia Community Development Enterprises IV, LLC (Charlotte, NC) UNACTIVATED
—Wachovia Community Development Enterprises V, LLC (Charlotte, NC) UNACTIVATED
—Wachovia Guaranteed Middle Tier III-A-NC, LLC (98.99%-NV) (Charlotte, NC) (12)
—Wachovia Guaranteed Middle Tier IV-P/NC, LLC (98.99%-NV) (Charlotte, NC) (29)
—West 152 Street Associates LLC (99.99%-NV) (Larchmont, NY)
—West Oaks/Finlay Partners III, L. P. (99.99%-NV) (Jacksonville, FL)
—Westminster Bond Senior Associates, LLC (99.99%-NV) (Baltimore, MD)
—Westville, Ltd. (99%-NV) (Gainesville, FL)
—Whitney Hotel Limited Partnership (99.99%-NV) (Metairie, LA)
—Williams Landing II Limited Partnership (99.99%-NV) (Mansfield, MA)
—Willow Ridge Apartments of Greensboro Limited Partnership (99.99%-NV) (Panama City, FL)
—Willow Ridge Associates (99.99%-NV) (Lancaster, PA)
—Witmer/Columbia Place, A California Limited Partnership (99.99%-NV) (Merced, CA)
—Wynona Lipman Arms Urban Renewal Associates, L.P. (99.99%-NV) (Fort Lee, NJ)
— Wachovia Affordable Housing Corp. (Charlotte, NC)
—AHG Tax Credit Fund I, L.L.C. (0.1%) (Charlotte, NC) **
—Flagship Partners, L.P. (99%-NV) (Knoxville, TN)
—Salem Run Associates, L.P. (99%-NV) (Midlothian, VA)
—Salem Run Associates II, L.P. (99.99%-NV) (Fredericksburg, VA)
—Salisbury Senior Housing Limited Partnership (99.99%-NV) (Annapolis, MD)
—AHG Tax Credit Fund II, L.L.C. (0.1%) (Charlotte, NC) **
—TWC Eighty-Eight, Ltd. (99%-NV) (Tampa, FL)
—AHG Tax Credit Fund III, L.L.C. (0.1%) (Charlotte, NC) **
—Ashton of Richmond Hill, L. P. (99%-NV) (Gainesville, FL)
—Arbor Village, L.P. (99%-NV) (Winter Park, FL)
—Harlingen Community Development Corporation 1, LP (99%-NV) (Altamonte Springs, FL
—Spinnaker Reach Apartments of Duval, Ltd. (99%-NV) (Panama City, FL)

—Ravenwood of Kissimmee, Ltd. (99%-NV) (Gainesville, FL)
—River Reach of Orange County, Ltd. (99%-NV) (Panama City, FL)
—Yorktown Arms Development Limited Partnership (99%-NV) (Philadelphia, PA)
—AHG Tax Credit Fund IV, L.L.C. (0.1%) (Charlotte, NC) **
—Green Ridge Associates, LLC (99.99%-NV) (Nashville, TN)
—Lantana Associates, Ltd. (99%-NV) (Coral Gables, FL)
—Sugar Mill Apartments, L.P. (99%-NV) (Cordele, GA)
—TWC Ninety-Six, Ltd. (99%-NV) (Tampa, FL)
—AHG Tax Credit Fund V, L.L.C. (0.1%) (Charlotte, NC) **
—TWC Ninety-Seven, Ltd. (99%-NV) (Tampa, FL)
—TWC Seventy-Three, Ltd. (99.99%-NV) (Tampa, FL)
—AHG Tax Credit Fund VI, L.L.C. (0.01%) (Charlotte, NC) **
—Green Gables Apartments, Ltd. (99%-NV) (Gainesville, FL)
—Indian Run Limited Partnership (99.99%-NV) (Boston, MA)
—Steeplechase Apartments, Ltd. (99%-NV) (Gainesville, FL)
—Steeplechase Apartments II, Ltd. (99%-NV) (Gainsville, FL)
—Vestcor-WR Associates, Ltd. (99.99%-NV) (Jacksonville, FL)
—AHG Tax Credit Fund VII, L.L.C. (0.1%) (Charlotte, NC) **
—Cedar Forest Limited Partnership (99.99%-NV) (Boston, MA)
—Tobacco Row Phase II Associates, L.P. (99.99%-NV) (Richmond, VA)
—West Brickell Apartments, Ltd. (99%-NV) (Miami, FL)
—AHG Tax Credit Fund IX, L.L.C. (0.01%) (Charlotte, NC) **
—Beaumont Avenue Apartments, L. P. (99%-NV) (New York, NY)
—Cranford Avenue Apartments, L.P. (99%-NV) (New York, NY)
—Fairbrooke Apartments Limited Partnership (99%-NV) (Baltimore, MD)
—Haverhill Affordable Housing, Ltd. (99.99%-NV) (Orlando, FL)
—San Benito Housing, Ltd. (99.99%-NV) (Altamonte Springs, FL)
—AHG Tax Credit Fund X, L.L.C. (0.01%) (Charlotte, NC) **
—Brittany Associates, Ltd. (99.99%-NV) (Fort Myers, FL)
—Brittany Associates II, Ltd. (99.99%-NV) (Fort Myers, FL)
—Cannon/Hearthwood Limited Partnership (99%-NV) (Culpeper, VA)
—Fox Haven Limited Partnership (99%-NV) (Raleigh, NC)
—Kensington of Kissimmee, Ltd. (99.99%-NV) (Gainesville, FL)
—Nantucket Bay Limited Partnership (99.99%-NV) (Boston, MA)
—Shenandoah Station, L.P. (99.99%-NV) (Richmond, VA)
—AHG Tax Credit Fund XII L.L.C. (0.01%) (Charlotte, NC) **
—Ashton Pointe, LLP (99.99%-NV) (Valdosta, GA)
—Columbia Village, L.P. (99.99%-NV) (Atlanta, GA)
—Genesis Gardens, L.P. (99.99%-NV) (Palmetto, GA)
—Longview Green Associates, L.P. (99.99%-NV) (Fayetteville, NC)
—RIHC Partners, L.P. (99.99%-NV) (Reston, VA)
—VCP-SB Associates, Ltd. (99.99%-NV) (Jacksonville, FL)
—Vista Point Apartments Limited Partnership (99%-NV) (Las Vegas, NV)
—AHG Tax Credit Fund XIV, L.L.C. (0.10%) (Charlotte, NC) **
—Charleston Place Limited Partnership (99.99%-NV) (Mansfield, MA)
—First Union Guaranteed Tax Credit Fund I, LLC (0.01%) (Charlotte, NC) **
—Columbia at Greens, L.P. (99.99%-NV) (Atlanta, GA)
—Lake Weston Apartments (Orlando) Limited Partnership (99.99%-NV) (Altamonte Springs, FL)
—Willow Key Apartments Limited Partnership (99.50%-NV) (Altamonte Springs, FL)
—Willow Trace Limited Partnership (99.99%-NV) (Boston, MA)
—TCF AEG/GA, LLC (0.01%) (Charlotte, NC) **
—Cobblestone Landing, L.P. (0.01%-NV) (Roswell, GA) (2)
—Columbia High Point Estate, L. P. (0.01%-NV) (Atlanta, GA) (60)
—TCF GW/F, LLC (0.01%) (Charlotte, NC) **
—Creekpointe Associates, L.P. (99.99%-NV) (Richmond, VA)
—Gramax Associates, Limited Partnership (24.5%-NV) Virginia Beach, VA) (56)
—Silver Oaks Village, Ltd. (99.99%-NV) (Ocala, FL)
—Stanton Glenn Limited Partnership (24.5%-NV) (Washington, DC) (64)
—TWC Eighty-Nine, Ltd. (99.99%-NV) (Tampa, FL)
—TWC Ninety-Three, Ltd. (99.99%-NV) (Tampa, FL)
—TWC Sixty-Four, Ltd. (99.99%-NV) Tampa, FL)
—Vestcor Fund XIV, Ltd. (99.99%-NV) (Jacksonville, FL)
—TCF P/VA, LLC (0.01%) (Charlotte, NC) **
—CACC SCP, LP (99.98%-NV) (Norfolk, VA)
—Roanoke TS SCP, LP (0.01%-NV) (Roanoke, VA) **
—TCIG Guaranteed Tax Credit Fund I, LLC (0.01%) (Charlotte, NC) **

—Columbia at Bells Ferry Partners, L. P. (98.90%-NV) (Atlanta, GA) (59)
—Magnolia Heights, L. P. (98.99%-NV) (Atlanta, GA) (14)
—One Pleasant Green Place, Ltd. (99.90%-NV) (Austin, TX)
—Robins Landing, L. P. (99.99%-NV) (Altamonte Springs, FL)
—Timberlake Apts LP (99.99%-NV) (Aynor, SC)
—TWC Ninety-Eight, Ltd. (99.99%-NV) (Tampa, FL)
—TWC Ninety-Four, LLC (98%-NV) (Tampa, FL)
—TWC Ninety-Nine, Ltd. (99.99%-NV) (Tampa, FL)
—TWC Ninety-One, Ltd. (99.99%-NV) (Tampa, FL)
—Williams Landing Limited Partnership (99.99%-NV) (Boston, MA)
—TCIG Guaranteed Tax Credit Fund II, LLC (0.01%) (Charlotte, NC) **
—Arbors at Hickory Creek, L. P. (99.99%-NV) (Mishawaka, IN)
—Columbia High Point Estate, L. P. (99.98%-NV) (Atlanta, GA) (60)
—Grande Pointe Associates, Ltd. (99.90%-NV) (Coconut Grove, FL)
—Laguna Pointe Associates, Ltd. (99.99%-NV) (Coral Gables, FL)
—Miami River Park Associates, Ltd. (99.99%-NV) (Boston, MA)
—Sugar Mill Associates, Ltd. (99.99%-NV) (Miami, FL)
—Summer Crest Apts, LP (99.99%-NV) (North Myrtle Beach, SC)
—TWC Eighty-Seven, Ltd. (99%-NV) (Tampa, FL)
—TWC Seventy-Six, Ltd. (99.99%-NV) (Tampa, FL)
—TWC Sixty-Eight, Ltd. (99.99%-NV) (Tampa, FL)
—TWC Sixty-Six, Ltd. (99.99%-NV) Tampa, FL)
—Vestcor Fund XXII, Ltd. (99.99%-NV) (Jacksonville, FL)
—TCIG Guaranteed Tax Credit Fund III, LLC (0.01%) (Charlotte, NC) **
—Ardmore City Lights, A California Limited Partnership (99.99%-NV) (Los Angeles, CA)
—Brisas Del Mar Limited Partnership (95%-NV) (Mansfield, MA)
—Chambers Bridge Urban Renewal Housing, L. P. (99.99%-NV) (Yardville, NJ)
—Cobb Park Townhomes, L.P. (99.99%-NV) (Lancaster, TX)
—Columbia Commons, L. P. (99.97%-NV) (Atlanta, GA) (51)
—Columbia Gardens, L.P. (99.99%-NV) (Atlanta, GA)
—El Paseo Apartments, L.P., A California Limited Partnership (99.99%-NV) (San Jose, CA)
—Georgia Las Brisas, LP (99.99%-NV) (Atlanta, GA)
—Glory Street LLC (99.98%-NV) (Charlotte, NC) (34)
—Hemma II, Ltd. (99.99%-NV) (Dallas, TX)
—Heritage Crossing. L. P. (99.98%-NV) (Atlanta, GA) (61)
—Jamestown Woods Limited Partnership (95%-NV) (Mansfield, MA)
—Johnston Mill Lofts, L. P. (99.98%-NV) (Roswell, GA)
—Madison Meadows, LP (99.96%-NV) (Lake Mary, FL) (35)
—Magnolia Circle, LP (99.98%-NV) (Decatur, GA) (24)
—New Dalton IA LLC (99.89%-NV) (Charlotte, NC) (27)
—NHPAHP Cedar Creek Crossing Limited Partnership (99.99%-NV) (Quincy, FL)
—Oconee Springs II, L.P. (99.98%-NV) (Atlanta, GA) (4)
—Primrose Houston South Housing, L.P. (99.99%-NV) (Dallas, TX)
—S.H.E. Associates, L.P. (99.99%-NV) (Newark, NJ)
—Siena Gardens Limited Partnership (95%-NV) (Mansfield, MA)
—The Maples Limited Partnership (99.99%-NV) (Denton, MD)
—TWC Sixty-Five, Ltd. (99.99%-NV) (Tampa, FL)
—TWC Twenty-Nine, Ltd. (99.99%-NV) (Tampa, FL)
—Villa Capri Apartments Limited Partnership (99.90%-NV) (Beaverton, OR)
—Westchester Woods, Ltd. (99.99%-NV) (Lake Mary, FL)
—TCIG Guaranteed Tax Credit Fund IV, LLC (0.01%) (Charlotte, NC) **
—80 West Allis, LLC (99.99%-NV) (Mequon, WI)
—Belleharbour Apts., L.P. (99.99%)-NV) (Norfolk, VA)
—Bonanza Pines Limited Partnership (99.99%-NV) (Las Vegas, NV)
—Cambridge Plaza II, L.P. (99.99%-NV) (Philadelphia, PA)
—Mountain Park Apartments LLLP (99.99% - NV) (Tucson, AZ)
—Parmer Villas Housing, L.P. (99.99%-NV) (Dallas, TX)
—Primrose Houston I Housing, L.P. (99.99%-NV) (Dallas, TX)
—Primrose SA IV Housing, L.P. (99.99%-NV) (Dallas, TX)
—Rocky Creek SC, LP (99.9%-NV) (Greenville, SC)
—TWC Sixty-Seven, Ltd. (99.99%-NV) (Tampa, FL)
—TWC Twenty-Two, Ltd. (99.99%)-NV) (Tampa, FL)
—TX Hampton Villas, L.P. (99.99%-NV) (Dallas, TX)
—TCIG Historic Tax Credit Fund I, LLC (0.01%) (Charlotte, NC) **
—Totten Tower, L. P. (99.99%-NV) (Richmond, VA)
—Warder Mansion, L. P. (99.99%-NV) (Richmond, VA)
—W/A Tax Credit Fund 2003-I, LLC (0.01%) (Charlotte, NC) **

—GHG Newport Landing Limited Partnership (99.99%-NV) (Mansfield, MA)
—Meadow Landing I Limited Partnership (99.99%-NV (West Haven, CT)
—Somerset Apts., L.P. (99.99%-NV) (Norfolk, VA)
—Wachovia Guaranteed Middle Tier III-A/NC, LLC (0.01%) (Charlotte, NC) ** (12)
—Crosswinds Green II Associates Limited Partnership (99.99%-NV) (Fayetteville, NC)
—Hawthorne Court, LLC (99.99%-NV) (Raleigh, NC)
—Haymount Manor Associates Limited Partnership (99.99%-NV) (Fayetteville, NC)
—Laurel Pointe, LLC (99.99%-NV) (Raleigh, NC)
—Wachovia Guaranteed Middle Tier IV-P/NC, LLC (0.01%) (Charlotte, NC)** (29)
—Fairview Multifamily LLC (0.01%-NV) (Charlotte, NC) (32)
—Glory Street LLC (0.01%-NV) (Charlotte, NC) (34)
—Morgans Ridge, LLC (99.99%-NV) (Raleigh, NC)
—New Dalton IA LLC (0.01%-NV) (Charlotte, NC) (27)
—Raeford Green Associates Limited Partnership (99.99%-NV) (Fayetteville, NC)
—Rosehill West Associates Limited Partnership (99.99%-NV) (Fayetteville, NC)
—Wachovia Guaranteed Middle Tier IV-U/NC, LLC (0.01%) (Charlotte, NC) **
—Blanton Green II Associates Limited Partnership (99.99%) (Fayetteville, NC)
—Morgans Ridge II, LLC (99.99%-NV) (Raleigh, NC)
—Spring Brook Meadows I, LLC (17%-NV) (Raleigh, NC) (25)
—Wachovia Guaranteed Tax Credit Fund-C/GA, LLC (0.01%) (Charlotte, NC) **
—Columbia at Bells Ferry Partners. L. P. (1.0%-NV) (Atlanta, GA) (59)
—Midtown Square, L.P. (0.05%-NV) (Roswell, GA) (44)
—Pacific Park, L. P. (0.01%-NV) (Fort Valley, GA) (47)
—Wachovia Guaranteed Tax Credit Fund-WF/CA, LLC (0.01%) (Charlotte, NC) **
—Apple Tree Village Partners, L.P. (CA) (99.99%-NV) (Los Angeles, CA)
—Bentley City Lights, A California Limited Partnership (99.99%-NV) (Los Angeles, CA)
—Elysian City Lights, A California Limited Partnership (99.99%-NV) (Los Angeles)
—Wachovia Guaranteed Tax Credit Fund II, LLC (0.01%) (Charlotte, NC) **
—Ashton Hills, L.P. (99.98%-NV) (Valdosta, GA)
—Ashton Landing, L. P. (99.99%) (Valdosta, GA)
—Magnolia Arbor, L. P. (99.90%-NV) (Roswell, GA)
—Magnolia Creste, L.P. (99.99%-NV) (Roswell, GA)
—Wachovia Guaranteed Tax Credit Fund III-A/GA, LLC (0.01%) (Charlotte, NC) **
—Canton Mill, LLC (1.0%-NV) (Atlanta, GA) (5)
—Gatwick Senior Village, L. P. (1%-NV) (Fort Valley, GA) (54)
—Magnolia Village, L.P. (1.0%-NV)(Roswell, GA) (55)
—Wachovia Guaranteed Tax Credit Fund III-A/NC, LLC (0.01%) (Charlotte, NC) **
—Wachovia Guaranteed Middle Tier III-A/NC, LLC (1.0%-NV) (Charlotte, NC) (12)
—Wachovia Guaranteed Tax Credit Fund III CN/GA, LLC (0.01%) (Charlotte, NC) **
—Midtown Square, L.P. (0.05%-NV) (Roswell, GA) (44)
—Magnolia Heights, L. P. (1.0%-NV) (Atlanta, GA) (14)
—Wachovia Guaranteed Tax Credit Fund IV-P/GA, LLC (0.01%) (Charlotte, NC) **
—Madison Meadows, L. P. (0.02%-NV) (Lake Mary, FL) (35)
—Oconee Springs II, L.P. (GA) (0.01%-NV) (Atlanta, GA) (4)
—Wachovia Guaranteed Tax Credit Fund IV-P/NC, LLC (Charlotte, NC) (0.01%) **
—Wachovia Guaranteed Middle Tier IV-P/NC, LLC (1.0%-NV) (Charlotte, NC) (29)
—Wachovia Guaranteed Tax Credit Fund IV-U/GA, LLC (Charlotte, NC) (0.01%) **
—Ashton Court, L. P. (0.01%-NV) (Valdosta, GA) (41)
—Baltic Park, L. P. (1.0%-NV) (Macon, GA) (22)
—Columbia Commons, L.P. (0.01%-NV) (Atlanta, GA) (51)
—Heritage Crossing, L. P. (0.01%-NV) (Atlanta, GA) (61)
—Johnston Mill Lofts, L.P. (0.01%-NV) (Roswell, GA) (26)
—Madison Meadows, LP (0.01%-NV) (Lake Mary, FL) (35)
—Magnolia Circle, LP (0.01%-NV) (Decatur, GA) (24)
—Mercy Housing Georgia I, L.L.L.P. (0.01%-NV) (Atlanta, GA) (36)
—St. Phillip Villas, L.P. (0.01%-NV) (Griffin, GA) (46)
—Wachovia Guaranteed Tax Credit Fund IV-U/NC, LLC (Charlotte, NC) (0.01%) **
—Wachovia Guaranteed Tax Credit Fund V-F/M, LLC (0.01%) (Charlotte, NC) **
—Baltic Park, L.P. (98.99%-NV) (Macon, GA) (22)
—Burlington City Lights, A California Limited Partnership (99.99%-NV) (Los Angeles, CA)
—Heatherwood Apartments Limited Partnership (99%-NV) (Columbia, SC)
—Hilltop Preserve Limited Partnership (1%-NV) (Mansfield, MA) (69)
—Wachovia Guaranteed Tax Credit Fund V-VA/M, LLC (0.01%) (Charlotte, NC) **
—Canal Walk Lofts SCP L.P. (0.01%-NV) (Richmond, VA)
—Canal Walk Lofts II SCP L.P. (0.01%— NV) (Richmond, VA)
—Canal Walk Lofts II L.P. (1.02%-NV) (Richmond, VA) (65)
—CAROLINA/CONSOLIDATED SCP, L.P. (0.01%-NV) (Richmond, VA)

—Clarke CCH SCP, L.P. (0.01%-NV) (Berryville, VA)
—Commerce Street Partners, L.P. (0.01%-NV) (Lynchburg, VA)
—Elf SCP, L.P. (1%-NV) (Richmond, VA)
—Superior Warehouse Apartments SCP, L.P. (0.01%-NV) (Richmond, VA)
—Todd SCP L.P. (0.01%-NV) (Richmond, VA)
—Wachovia Guaranteed Tax Credit Fund-WF/CA-2, LLC (0.01%) (Charlotte, NC) **
—Ashton Court, L. P. (99.98%-NV) (Valdosta, GA) (41)
—Betty Anne Gardens, L.P. (99.99%-NV) (San Jose, CA)
—Grande Court Kissimmee Associates, Ltd. (99.90%-NV) (Miami, FL)
— Timber Run Limited Partnership (99.99%-NV) (Altamonte Springs, FL)
— Wachovia Asset Funding, LLC (93.86%) (Charlotte, NC) (58)
— Wachovia Asset Securitization Issuance, LLC (Charlotte, NC)
— Wachovia Bank and Trust Company (Cayman) Ltd. (George Town, Cayman Islands)
— Wachovia Capital Partners, Inc. (Charlotte, NC)
— Wachovia Commercial Mortgage Loan Warehouse Corp. (Charlotte, NC)
— Wachovia Commercial Mortgage Securities, Inc. (Charlotte, NC)
— Wachovia Employer Solutions, LLC (51%) (Tampa, FL)
— Wachovia Encryption Technologies, LLC (Charlotte, NC)
— Wachovia Exchange Services, LLC (Charlotte, NC)
—WES/GP AIRCRAFT LLC (Charlotte, NC)
— Wachovia Help Corporation (Atlanta, GA) (ACQUIRED INACTIVE)
— Wachovia International Banking Corporation (Charlotte, NC)
—Adesso Limited (37.303%) (Nassau, Bahamas)
—Burdale Financial Holdings Limited (80%) (London, England)
—Burdale Financial Limited (London, England)
—Congress Financial Capital (US) Corporation (Charlotte, NC)
—Congress Financial Capital Company (Halifax, Nova Scotia)
—Congress Financial Capital Corporation (Canada) (Toronto, Canada)
—Congress Financial Corporation (Canada) (Toronto, Canada)
—Evergreen Worldwide Distributors, Ltd. (Hamilton, Bermuda)
—First Union Commercial Mortgage Services, Inc. (Toronto, Canada)
—New World Development Corporation Limited (Nassau, Bahamas)
—Philadelphia National Limited (65.10%) (London, England) (10)
—Philadelphia International Equities, Inc. (Wilmington, DE)
—Wachovia Services Pte. Ltd. (Singapore)
—Established Holdings Limited (London, England)
—Philadelphia National Limited (20.60%) (London, England) (10)
—Surinvest International Limited (14.785%) (George Town, Cayman Islands)
—Vector Divisas Casa de Cambio S.A. de C.V. (20%) (Monterrey, Mexico)
—Philadelphia National Limited (14.30%) (London, England) (10)
—Polaris International Securities Investment Trust Co., Ltd. (7.50%) (Taipei, Taiwan)
—Wachovia Securities International Limited (London, England)
— Wachovia Large Loan, Inc. (Charlotte, NC)
— Wachovia Mortgage Corporation (Charlotte, NC)
— Wachovia Operational Services, LLC (Winston-Salem, NC)
— Wachovia Preferred Funding Holding Corp. (99%) (Roseville, CA) (63)
—Wachovia Preferred Funding Corp. (Common – 99.8%; Preferred – 87.73%) (Roseville, CA) (13)
—Wachovia Preferred Realty, LLC (98.2%) (Roseville, CA) (50)
—Wachovia Real Estate Investment Corp. (Common-99%; Pref.-79.57%) (Roseville, CA) (57)
— Wachovia Trust Company, National Association (Wilmington, DE)
—First Union Trust Company of California (San Francisco, CA)
—WNB Corporation (Roanoke, VA) (3)
—Lone Stone, L. C. (43.946%-NV) (Albany, NY) (3)
— Washington Apartments Associates, Limited Partnership (99%-NV) (Emmaus, PA)
— Wheat Benefit Services, LLC (61.446%) (Richmond, VA) (INACTIVE)
— William Byrd Hotel Associates, L.P. (99%-NV) (Richmond, VA)
— Woodlawn Joint Venture (30%-NV) (Woodbridge, VA) (INACTIVE) (15)

Wachovia Bank Card Services, Inc. (Atlanta, GA)

Wachovia Bank of Delaware, National Association (Wilmington, DE)
— Delaware Trust Capital Management, Inc. (Wilmington, DE)
—Griffin Corporate Services, Inc. (Wilmington, DE)
— First Fidelity Insurance Services of Delaware, Inc. (Wilmington, DE) (23)
—FUSI Insurance Services of Alabama, Inc. (Richmond, VA) (23)
—FUSI Insurance Services of Hawaii, Inc. (Richmond, VA) (23)

—FUSI Insurance Services of Nevada, Inc. (Las Vegas, NV) (23)
—FUSI Insurance Services of Ohio, Inc. (Youngstown, Ohio) (23)
—FUSI Insurance Services of Texas, Inc. (Houston, TX) (23)
—PFS General Insurance Agency of New Mexico, Inc. (Santa Fe, NM) (23)
— Wachovia Asset Funding, LLC (0.31%) (Charlotte, NC) (58)

Wachovia Capital Investments, Inc. (Atlanta, GA)
— Wachovia International Capital Corporation (Atlanta, GA)
—Wachovia International Servicos, LTDA (1%) (Sao Paulo, Brazil) (53)
—WSH Holdings, Ltd. (George Town, Cayman Islands)
—Wachovia Participacoes, Ltda. (99.999214%) (Sao Paulo, Brazil) (INACTIVE) (52)
—Wachovia Participacoes, Ltda. (.000786%) (Sao Paulo, Brazil) (INACTIVE) (52)
— Wachovia International Servicos, LTDA (99%) (Sao Paulo, Brazil) (53)

Wachovia Capital Trust I (New Castle, DE)

Wachovia Capital Trust II (New Castle, DE)

Wachovia Capital Trust V (New Castle, DE)

Wachovia Community Development Corporation (Winston-Salem, NC)

Wachovia Development Corporation (Charlotte, NC)
— 343 South Dearborn II, LLC (99.99%-NV) (Palatine, IL)
— 425 South Tryon Street, LLC (Charlotte, NC)
— 1024 Dodge Street Limited Partnership (99.99%-NV) (Omaha, NE)
— 4116 Oleander Drive, LLC (Winston-Salem, NC)
— Appomattox Governor’s School L.P. (99.99%-NV) (Richmond, VA)
— AZ-#3628 Greensboro, LLC (Charlotte, NC)
— AZ-#3650 Huber Heights, LLC (Charlotte, NC)
— AZ-#3644 Jackson, LLC (Charlotte, NC)
— AZ-#3663 Jeffersontown, LLC (Charlotte, NC)
— AZ-#3618 Leland, LLC (Charlotte, NC)
— AZ-#3655 San Antonio, LLC (Charlotte, NC)
— AZ-#3653 Sharonville, LLC (Charlotte, NC)
— AZ-#3652 Shreveport, LLC (Charlotte, NC)
— Black Diamonds LLC (99.99%-NV) (New York, NY)
— BNY-Somerset NJ, LLC (Charlotte, NC)
— Brookside-FUDC Master, LLC (70%) (Nashville, TN)
—Sailwinds, LLC (Tampa, FL)
—Willows, LLC (70%-NV) (Nashville, TN)
— CA-Atlanta GA, LLC (Charlotte, NC)
— CC-Tampa FL, LLC (Charlotte, NC)
— Erwin Road II, LLC (Charlotte, NC)
— Erwin Road III, LLC (Charlotte, NC)
— Erwin Road IV, LLC (Charlotte, NC)
— First Union Fremont, LLC (Charlotte, NC)
—Campus 1000 Fremont, LLC (45%) (Los Angeles, CA)
— Greensboro-Richmond Properties, LLC (66%) (Newport Beach, CA)
— Hanover/FUDC Master Limited Partnership (80%) (Houston, TX)
—Lodge at Warner Ranch, LP (Houston, TX)
—Villages at Warner Ranch PUD, LP (Houston, TX)
— HS-Orlando FL, LLC (Charlotte, NC) (UNACTIVATED)
— KW La Serena 187 LLC (22%) (Beverly Hills, CA) **
— KW Rancho Ellen LLC (85%) (Beverly Hills, CA)
— Lake Street Lofts, L.L.C. (99%-NV) (Chicago, IL)
— Meadowmont JV, LLC (90%) (Raleigh, NC)
— Mountain Ventures, LLC (Charlotte, NC)
—MV Minneapolis Lunar Pointe I, LLC (Charlotte, NC)
—MV St. Louis Fenton I, LLC (Charlotte, NC)
— Mountain Ventures Ancilla, LLC (Charlotte, NC)
— Mountain Ventures Buckeye, LLC (Charlotte, NC)
—Cadillac Exchange, LLC (Charlotte, NC)
—Fraser Exchange, LLC (Charlotte, NC)
—Mountain Ventures Charleston, LLC (Charlotte, NC)
—Mountain Ventures Connersville, LLC (Charlotte, NC)
—Mountain Ventures Erlanger, LLC (Charlotte, NC)

—Mountain Ventures New Carlisle, LLC (Charlotte, NC)
—Mountain Ventures San Bernardino, LLC (Charlotte, NC)
— Mountain Ventures Conch, LLC (Charlotte, NC)
— Mountain Ventures Diadema, LLC (Charlotte, NC)
— Mountain Ventures Durham, LLC (Charlotte, NC)
— Mountain Ventures Gables, LLC (Charlotte, NC)
—MV Gables Augusta/Houston, LLC (Charlotte, NC)
—Mtn. Ventures Augusta Road Limited Partnership (0.20%) (Charlotte, NC) **
—MV Gables Champion/Austin, LLC (Charlotte, NC)
—MV Gablechamp Limited Partnership (0.20%) (Charlotte, NC) **
—MV Gables Cole, LLC (Charlotte, NC)
—Cole Apartments MV Limited Partnership (0.20%) (Charlotte, NC) **
—MV Gables Riveroak, LLC (Charlotte, NC)
—Riveroak MV Limited Partnership (0.20%) (Charlotte, NC) **
— Mountain Ventures Greenwich, LLC (Charlotte, NC)
— Mountain Ventures Keystone, LLC (Charlotte, NC)
—Mountain Ventures KS Southeast, LLC (Charlotte, NC)
—Mountain Ventures KS A1, LLC (Charlotte, NC)
—Mountain Ventures KS A2, LLC (Charlotte, NC)
— Mountain Ventures Limerick, LLC (Charlotte, NC)
— Mountain Ventures Mecklenburg, LLC (Charlotte, NC)
— Mountain Ventures Morum, LLC (Charlotte, NC)
— Mountain Ventures Philadelphia, LLC (Charlotte, NC)
— Mountain Ventures Stamford, LLC (Charlotte, NC)
— Mountain Ventures Tampa, LLC (Charlotte, NC)
— Mountain Ventures Travel Centers, LLC (Charlotte, NC)
— Mountain Ventures Waynesboro, LLC (Charlotte, NC)
— Natomas Villagio, LLC (78.5%) (Alamo, CA)
— Oilwell Supply, L.P. (99.90%-NV) (Dallas, TX)
— ORD-MFFS, LLC (Charlotte, NC)
— Prime Midtown Holdings, LLC (40%) (New York, NY)
—Prime 308-312 West 30th, LLC (New York, NY)
— Prime West 44th-East 32nd Holdings, LLC (40%) (New York, NY)
— PROCACCI 5082, LLC (Charlotte, NC)
— PROCACCI MTF, LLC (Charlotte, NC)
— PT-Edison DC, LLC (Charlotte, NC)
— R.B.C. Corporation (Charlotte, NC)
— Rittenhouse, LLC (48%) (Washington, DC)
— Rocketts View L.P. (99.99%-NV) (Richmond, VA)
— SHBuford GA, LLC (Charlotte, NC) (INACTIVE)
— SH-Portsmouth NH, LLC (Charlotte, NC) (UNACTIVATED)
— SHReno NV, LLC (Charlotte, NC) (INACTIVE)
— Sterling-Madison Heights MI, LLC (Charlotte, NC)
— Tribune Tower Investors, L.P. (99.99%-NV) (Oakland, CA)
— TRM of North Carolina, LLC (Charlotte, NC)
—The Ratcliffe, LLC (Charlotte, NC)

Wachovia Exchange Services, Inc. (Winston-Salem, NC)
— 2901 East 10th Ave LLC (Winston-Salem, NC)
— N696HQ LLC (Winston-Salem, NC) (INACTIVE)

Wachovia Funding Corp. (Charlotte, NC)

Wachovia Insurance Agency, Inc. (Charlotte, NC)
— Professional Direct Agency, Inc. (Columbus, OH)
—AnnuityNet, Inc. (49%) (Herndon, VA)

Wachovia Insurance Services, Inc. (Winston-Salem, NC)
— Union Commerce Title Company, LLC (50%) (Charlotte, NC)

Wachovia Investors, Inc. (Charlotte, NC)
— Argo Partnership, L. P. (8%-NV) (New York, NY)
— Alidian Investment, LLC (88.83%) (Charlotte, NC)
— CMLB 2001, LLC (Charlotte, NC)
— Evergreen Private Equity Fund, L. P. (3.75%-NV) (Charlotte, NC) (16)
— Evergreen Private Investment Funds Hedged Equities Super Accredited, L. P. (0.50%-NV) (Charlotte, NC) (17)

— Evergreen Private Investment Funds Hedged Technology Fund, Accredited, L. P. (3.16%-NV) (20)
— Evergreen Private Investment Funds Multi-Strategy Accredited, L.P. (1.31%-NV) (Charlotte, NC) (18)
— Evergreen Private Investment Funds Multi-Strategy Super Accredited, L. P. (0.23%-NV) (Charlotte, NC) (19)
— First Union Merchant Banking 1997, LLC (99%) (Charlotte, NC)
— First Union Merchant Banking 1998, LLC (99.5%) (Charlotte, NC)
— First Union Merchant Banking, 1998-II, LLC (99.5%) (Charlotte, NC)
— First Union Merchant Banking 1999, LLC (99.5%) (Charlotte, NC)
— First Union Merchant Banking, 1999-II, LLC (99.5%) (Charlotte, NC)
— LuxN Investment LLC (87%) (Charlotte, NC)
— LYNX 2002-I, Ltd. (George Town, Cayman Islands)
— Wachovia Capital Partners, LLC (92.2%) (Charlotte, NC)
— Wachovia Capital Partners 2001, LLC (Charlotte, NC)
— Wachovia Capital Partners 2002, LLC (99.5%) (Charlotte, NC)
— Wachovia Capital Partners 2003, LLC (99.5%) (Charlotte, NC)
—FUCP/NEP, LLC (Charlotte, NC)
—NEP Broadcasting, LLC (51%-NV) (Pittsburgh, PA)
—NEP Supershooters, L. P. (1%-NV**) (Pittsburgh, PA) (40)
—NEP Supershooters, L. P. (50%- NV) (Pittsburgh, PA (40)
— Wachovia Capital Partners 2004, LLC (99.5%) (Charlotte, NC) (UNACTIVATED)

Wachovia Preferred Funding Corp. (.15%) (Roseville, CA) (13)

Wachovia Preferred Funding Holding Corp. (Roseville, CA) (1%) (63)

Wachovia Private Capital, Inc. (Philadelphia, PA)

Wachovia Real Estate Investment Corp. (1%) (Roseville, CA) (57)

Wachovia Regional Community Development Corporation, Inc. (51%) (Philadelphia, PA) *

Wachovia Regional Foundation (Philadelphia, PA) **

Wachovia Risk Services, Inc. (Charlotte, NC)

Wachovia Services, Inc. (Charlotte, NC)

Wachovia Structured Finance Management, Inc. (Charlotte, NC)

Wachovia Trust Services, Inc. (Winston-Salem, NC)

Waller House Corporation (Philadelphia, PA)

— National Temple Limited Partnership-II (98.99%-NV) (Philadelphia, PA)

WB Re Ltd. (Columbia, SC) (UNACTIVATED)

Women’s Growth Capital Fund I, L.L.L.P. (10%-NV) (Washington, DC)

*	Controlled by management contract – No equity owned.

**	Managing interest, or control.

INACTIVE – became inactive after having been activated or after having been acquired as an active entity
ACQUIRED INACTIVE – acquired as an inactive entity and continuing as such
UNACTIVATED – legally formed but not yet activated

(1)	100% of voting equity owned unless otherwise indicated. NV indicates non-voting equity.

(2)	Combined ownership of Cobblestone Landing, L.P. is 99.90%-NV (99.89% by Wachovia Affordable Housing Community Development Corporation and 0.01% by TCF AEG/GA, LLC)

(3)	Interest acquired or subsidiary formed in connection with debts previously contracted (DPC)

(4)	Combined ownership of Oconee Springs II, L.P. is 99.99%-NV (99.98%-NV by TCIG Guaranteed Tax Credit Fund III, LLC and 0.01%-NV by Wachovia Guaranteed Tax Credit Fund IV-P/GA, LLC)

(5)	Combined ownership of Canton Mill, LLC is 99.01%-NV (98.01%-NV by Wachovia Affordable Housing Community Development Corporation and 1.0%-NV by Wachovia Guaranteed Tax Credit Fund III-A/GA, LLC

(6)	Combined ownership of Roanoke Community Development Corporation is 38.888% (Wachovia Bank, N.A. – 11.11%, Wachovia Community Development Corporation - 27.778%)

(7)	Combined ownership of United Bancshares, Inc. is 6.02% of Voting Common Stock by CoreStates Holdings, Incorporated, 9.40% of Non-Voting Preferred Stock by CoreStates Holdings, Incorporated, and 100% of Non-Voting Class B Common Stock by Wachovia Corporation

(8)	Combined ownership of Ironbrand Capital LLC is 100% (First Union Commercial Corporation – 99%, First Union Rail Corporation – 1%)

(9)	Combined ownership of First Union Commercial Corporation’s total equity is 100% (Wachovia Bank, N.A. – 98.11053%, Wachovia Corporation – 0.97900%, First Union Financial Investments, Inc. – 0.89872%, and HomEq Servicing Corporation – 0.01175%); common ownership is 99% by Wachovia Bank, N. A. and 1% by Wachovia Corporation

(10)	Combined ownership of Philadelphia National Limited by all Wachovia entities is 100% (New World Development Corporation, Ltd. – 65.10%, Established Holdings Limited – 20.60%, and Philadelphia International Investment Corp. – 14.30%)

(11)	Combined ownership of First Union Commercial Leasing Group L.L.C. is 100% (Wachovia Bank, National Association – 99%, First Union Commercial Corporation – 1%)

(12)	Combined ownership of Wachovia Guaranteed Middle Tier III-A/NC, LLC is 0.01% voting by Wachovia Affordable Housing Corp., 98.99%-NV by Wachovia Affordable Housing Community Development Corporation and 1.0% nonvoting by Wachovia Guaranteed Tax Credit Fund III-A/NC, LLC.

(13)	Combined ownership of Wachovia Preferred Funding Corp.: Common – 99.5% by Wachovia Preferred Funding Holding Corp. and 0.15% by Wachovia Corporation; Preferred – 87.73% by Wachovia Preferred Funding Holding Corp.

(15)	Combined ownership of Magnolia Heights, L.P. is 99.99%-NV (1.0%-NV by Wachovia Guaranteed Tax Credit Fund CN/GA, LLC and 98.99%-NV by TCIG Guaranteed Tax Credit Fund I, LLC)

(16)	Combined ownership of Woodlawn Joint Venture is 70%-NV (40%-NV by First American Service Corporation and 30%-NV by Wachovia Bank, N.A.)

(17)	Combined ownership of Evergreen Private Equity Fund, L. P. is 4.75%-NV (1%-NV** by Evergreen FPS, Inc. and 3.75%-NV by Wachovia Investors, Inc.)

(17)	Combined ownership of Evergreen Private Investment Funds Hedged Equities Super Accredited, L.P. is 0.76%-NV (0.23%-NV** by Evergreen FPS, Inc. and 0.53%-NV by Wachovia Investors, Inc.)

(18)	Combined ownership of Evergreen Private Investment Funds Multi-Strategy Accredited, L. P. is 2.58%-NV (1.27%-NV** by Evergreen FPS, Inc. and 1.31%-NV by Wachovia Investors, Inc.)

(19)	Combined ownership of Evergreen Private Investment Funds Multi-Strategy Super Accredited, L.P. is 0.33%-NV (0.10%-NV** by Evergreen FPS, Inc. and 0.23%-NV by Wachovia Investors, Inc.)

(20)	Combined ownership of Evergreen Private Investment Funds-Hedged Technology Fund, Accredited, L.P. is 4.03%-NV (0.87%-NV** by Evergreen FPS, Inc. and 3.16%-NV by Wachovia Investors, Inc.)

(21)	100% of Preferred Stock of The Money Store, LLC is owned by an unaffiliated entity, resulting in 22.5% of total voting equity being owned by the unaffiliated entity. Combined internal ownership of the common stock of The Money Store, Inc. is 100% — 98% owned by Wachovia Bank, N. A. and 2% owned by Bart, Inc., resulting in 75.95% ownership of total voting equity by Wachovia Bank, N. A. and 1.55% ownership of total voting equity by Bart, Inc.

(22)	Combined ownership of Baltic Park, L.P. is 99.99%-NV (98.99%-NV by Wachovia Guaranteed Tax Credit Fund V-F/M, LLC and 1.0%-NV by Wachovia Guaranteed Tax Credit Fund IV-U/GA, LLC)

(23)	Designated as a “financial subsidiary of a U.S. commercial bank”

(24)	Combined ownership of Magnolia Circle, LP is 99.99%-NV (99.98%-NV by TCIG Guaranteed Tax Credit Fund III, LLC and 0.01%-NV by Wachovia Guaranteed Tax Credit Fund IV-U/GA, LLC)

(25)	Combined ownership of Spring Brook Meadows I, LLC is 99.99%-NV (82.99%-NV by Wachovia Affordable Housing Community Development Corporation and 17.0%-NV by Wachovia Guaranteed Middle Tier IV-U/NC, LLC)

(26)	Combined ownership of Johnson Mill Lofts, L.P. is 99.89%-NV (99.88%-NV by Wachovia Affordable Housing Community Development Corporation and 0.01%-NV by Wachovia Guaranteed Tax Credit Fund IV-U/GA, LLC)

(27)	Combined ownership of New Dalton 1A LLC is 99.90%-NV (99.89%-NV by TCIG Guaranteed Tax Credit Fund III, LLC and 0.01%-NV by Wachovia Guaranteed Middle Tier IV-P/NC, LLC)

(28)	Combined ownership of Railcar Investment LLC is 100% (87.302% by First Union Rail Corporation and 12.698% by First Union Commercial Corporation)

(29)	Combined ownership of Wachovia Guaranteed Middle Tier IV-P/NC, LLC is 99.99%-NV and 0.01% voting (98.99%-NV by Wachovia Affordable Housing Community Development Corporation, 1.0%-NV by Wachovia Guaranteed Tax Credit Fund IV-P/NC, LLC, and 0.01% voting by Wachovia Affordable Housing Corp.)

(30)	Combined ownership of EIMCO Trust is 100% (99% by Evergreen Investment Company, Inc. and 1% by Evergreen Asset Management Corp.)

(31)	Special purpose leasing vehicle

(32)	Combined ownership of Fairview Multifamily LLC is 99.99%-NV (99.98%-NV by Wachovia Affordable Housing Community Development Corporation and 0.01% by Wachovia Guaranteed Middle Tier IV-P/NC, LLC)

(33)	Held by a Wachovia entity or entities in a fiduciary capacity with sole discretionary power to exercise voting rights.

(34)	Combined ownership of Glory Street LLC is 99.99%-NV (99.98%-NV by TCIG Guaranteed Tax Credit Fund III, LLC and 0.01%-NV by Wachovia Guaranteed Middle Tier IV-P/NC, LLC)

(35)	Combined ownership of Madison Meadows, LP is 99.99%-NV (99.97%-NV by TCIG Guaranteed Tax Credit Fund III, LLC, 0.01%-NV by Wachovia Guaranteed Tax Credit Fund IV-U/GA, LLC, and 0.02%-NV by Wachovia Guaranteed Tax Credit Fund IV-P/GA, LLC)

(36)	Combined ownership of Mercy Housing Georgia I, LLLP is 99.90%-NV (99.89%-NV by Monument Street Funding, Inc. and 0.01%-NV by Wachovia Guaranteed Tax Credit Fund IV-U/GA, LLC)

(37)	Combined ownership of Shenandoah Hotel Associates is 99.99%-NV (99.98%-NV by Wachovia Affordable Housing Community Development Corporation and 0.01%-NV by SHHO, L.P.)

(38)	Combined ownership of Prudential Securities (Brasil) Ltda. is 100% (99.99% by Wachovia Securities, LLC and 0.01% by Prudential Securities (Argentina) LLC)

(39)	Evergreen Hedged Specialists Fund, Accredited, L.P. is controlled by Evergreen FPS, Inc., as general partner, and its equity is owned by Evergreen Financing Company, LLC

(40)	Combined ownership of NEP Supershooters, L. P. is 51%-NV (50%-NV by FUCP/NEP, LLC and 1%-NV** by NEP Broadcasting, LLC)

(41)	Combined ownership of Ashton Court, L.P. is 99.99%-NV (99.98%-NV by Wachovia Affordable Housing Community Development Corporation and 0.01%-NV by Wachovia Guaranteed Tax Credit Fund IV-U/GA, LLC)

(42)	Combined ownership of Monument Street Funding, Inc. is 100% of Common Stock: 1.2979% by Bart, Inc., 92.2178% by Wachovia Bank, N.A., and 6.48430% by FFBIC, Inc. Combined ownership of total equity is 77.78%.

(43)	Combined ownership of First International Advisors, LLC is 100% (50% by Monument Street International Funding-I, LLC and 50% by Monument Street International Funding-II, LLC.)

(44)	Combined ownership of Midtown Square, L.P. is 99.99%-NV (98.99%-NV by Wachovia Affordable Housing Community Development Corporation, 0.05%-NV by Wachovia Guaranteed Tax Credit Fund-CN/GA, LLC and 0.05%-NV by Wachovia Guaranteed Tax Credit Fund-C/GA, LLC.)

(46)	Combined ownership of St. Phillip Villas, L.P. is 99.99%-NV (99.98%-NV by Wachovia Affordable Housing Community Development Corporation and 0.01%-NV by Wachovia Guaranteed Tax Credit Fund IV-U/GA, LLC)

(47)	Combined ownership of Pacific Park, LP is 99.99%-NV (99.98%-NV by Wachovia Affordable Housing Community Development Corporation and 0.01%-NV by Wachovia Guaranteed Tax Credit Fund-C/GA, LLC)

(48)	Combined voting control ownership of Augustus Funding, LLC is 49% (48.5% by Monument Street Funding, Inc. and 0.5% by Centurion Funding, Inc.). Combined total share ownership is 86.96% (86.09% by Monument Street Funding, Inc. and 0.87% by Centurion Funding, Inc.)

(49)	Evergreen Market Neutral Fund, Accredited, L.P. is controlled by Evergreen FPS, Inc., as general partner, and its equity is owned by Evergreen Financing Company, LLC

(50)	Combined ownership of Wachovia Preferred Realty, LLC is 100% (98.2% by Wachovia Preferred Funding Corp. and 1.8% by FFBIC, Inc.)

(51)	Combined ownership of Columbia Commons, L.P. is 100% (99.97%-NV by TCIG Guaranteed Tax Credit Fund III, LLC and 0.01%-NV by Wachovia Guaranteed Tax Credit Fund IV-U/GA, LLC)

(52)	Combined ownership of Wachovia Participatoes, Ltda. is 100% (99.999214% by WSH Holdings, Ltd. and .000786% by Wachovia International Capital Corporation)

(53)	Combined ownership of Wachovia International Servicos, LTDA is 100% (99% by Wachovia Capital Investments, Inc. and 1% by Wachovia International Capital Corporation)

(54)	Combined ownership of Gatwick Senior Village, L.P. is 99.99%-NV (98.99%-NV by Wachovia Affordable Housing Community Development Corporation and 1%-NV by Wachovia Guaranteed Tax Credit Fund III-A/GA, LLC)

(55)	Combined ownership of Magnolia Village, L. P. is 99.9%-NV (98.9%-NV by Wachovia Affordable Housing Community Development Corporation and 1%-NV by Wachovia Guaranteed Tax Credit Fund III-A/GA, LLC.)

(56)	Combined ownership of Gramax Associates, Limited Partnership is 99.99%-NV (75.49%-NV by Wachovia Affordable Housing Community Development Corporation and 24.5%-NV by TCF GW/F, LLC)

(57)	Combined ownership of Wachovia Real Estate Investment Corp. is Common – 1% by Wachovia Corporation and 99% by Wachovia Preferred Funding Corp; Preferred – 1% by Wachovia Corporation and 79.51% by Wachovia Preferred Funding Corp.

(58)	Combined ownership of Wachovia Asset Funding, LLC is 100% (93.86% by Wachovia Bank, N.A., 0.31% by Wachovia Bank of Delaware, N.A., 1.53% by First Union Commercial Corporation, and 4.30% by Bart, Inc.)

(59)	Combined ownership of Columbia at Bells Ferry Partners, L. P. is 99.90%-NV (98.90%-NV by TCIG Guaranteed Tax Credit Fund I, LLC and 1.0%-NV by Wachovia Guaranteed Tax Credit Fund-C/GA, LLC)

(60)	Combined ownership of Columbia High Point Estate, L.P. is 99.99%-NV (99.98%-NV by TCIG Guaranteed Tax Credit Fund II, LLC and 0.01%-NV by TCF AEG/GA, LLC)

(61)	Combined ownership of Heritage Crossing, L. P. is 99.99%-NV (99.98%-NV by TCIG Guaranteed Tax Credit Fund III, LLC and 0.01%-NV by Wachovia Guaranteed Tax Credit Fund IV-U/GA, LLC)

(62)	Combined ownership of Sanford Leasing, LLC is 100% (Voting interests: 24% by Union Hamilton Assurance, Ltd. and 76% by First Union Commercial Corporation; Membership interests: 99% by Union Hamilton Assurance, Ltd. and 1% by First Union Commercial Corporation)

(63)	Combined ownership of Wachovia Preferred Funding Holding Corp. is 100% (99% by Wachovia Bank, N. A. and 1% by Wachovia Corporation)

(64)	Combined ownership of Stanton Glenn Limited Partnership is 99.99%-NV (75.49%-NV by Wachovia Affordable Housing Community Development Corporation and 24.5%-NV by TCF GW/F, LLC)

(65)	Combined ownership of Canal Walk Lofts II L.P. is 11.02%-NV (10%-NV by Canal Walk Lofts II Tenant L.P. and 1.02%-NV by Canal Walk Lofts II SCP L.P.)

(66)	Deemed to be controlled due to ownership of parent entity.

(67)	Combined ownership of Seventeenth Street Lofts L.P. is 40.01%-NV (0.01%-NV by Seventeenth Street Lofts SCP L.P. and 40%-NV by Seventeenth Street Lofts Tenant L.P.)

(68)	Combined ownership of Parachute Factory, LC is 6%-NV (1%-NV by Parachute Factory SCP, LLC and 5%-NV by Parachute Factory Tenant, LLC)

(69)	Combined ownership of Hilltop Preserve Limited Partnership is 90.86%-NV (89.86%-NV by Wachovia Affordable Housing Community Development Corporation and 1%-NV by Wachovia Guaranteed Tax Credit Fund V-F/M, LLC

12/31/03